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                                  SCHEDULE 14C

      INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement



                          Petroleum Helicopters, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           PETROLEUM HELICOPTERS, INC.
                           2001 SE Evangeline Thruway
                           Lafayette, Louisiana 70508

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2003

To the Holders of Voting Stock of Petroleum Helicopters, Inc.:

         The 2003 Annual Meeting of Stockholders of Petroleum Helicopters, Inc. ("PHI") will be held at Lafayette Hilton & Towers (Maple Room), 1521 West Pinhook Road, Lafayette, Louisiana, on Friday, May 9, 2003, at 8:00 a.m., local time, to:

         1.       Elect directors.

         2. Transact such other business as may properly be brought before the meeting or any adjournments thereof.

         Holders of record of PHI's voting common stock at the close of business on April 17, 2003, are entitled to notice of and to vote at the Meeting.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                       By Order of the Board of Directors



                                       By: /s/ Michael J. McCann
                                           -------------------------------------
                                           Michael J. McCann
                                           Secretary
Lafayette, Louisiana
April 25, 2003

                           PETROLEUM HELICOPTERS, INC.
                           2001 SE Evangeline Thruway
                           Lafayette, Louisiana 70508


                              INFORMATION STATEMENT
                FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                   May 9, 2003

         This Information Statement is furnished to holders of voting common stock ("Voting Stock") of Petroleum Helicopters, Inc. ("PHI" or "the Company") at the direction of its Board of Directors (the "Board") in connection with the Annual Meeting of Stockholders of PHI (the "Meeting") to be held on May 9, 2003, at the time and place set forth in the accompanying notice and at any adjournments thereof.

         Stockholders of record of Voting Stock at the close of business on April 17, 2003, are entitled to notice of and to vote at the Meeting. On that date, PHI had outstanding 2,851,866 shares of Voting Stock, each of which is entitled to one vote.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is first being mailed to stockholders on or about April 28, 2003. The cost of preparing and mailing the statement will be borne by PHI. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the material to their principals, and PHI will, upon request, reimburse them for their expenses in so acting.

                              ELECTION OF DIRECTORS

         PHI's By-laws establish the number of directors to be elected at the Meeting at six. Al A. Gonsoulin, the holder of over a majority of PHI's outstanding Voting Stock, has informed PHI that he intends to vote his shares for the election of the six persons named below to serve until the next annual meeting and until their successors are duly elected and qualified. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the By-laws provide that the number of authorized directors will be automatically reduced by the number of such nominees unless the Board determines otherwise.

         The Company's By-laws provide a procedure that shareholders must follow to nominate a person for election as a director at a meeting of shareholders. A shareholder wishing to make a nomination must provide the Company in writing all information about the proposed nominee that is required by Regulation 14A under the Securities Exchange Act of 1934, including his or her name, age, business and residence address, principal occupation, shares owned and shares entitled to vote at the meeting. Also, the shareholder must include his or her own name, address, number of shares owned, and number of shares entitled to vote at the meeting. To be timely, this notice must be delivered or mailed and received not less than 45 nor more than 90 days before the meeting. If the

Company provides fewer than 55 days notice of the meeting, that deadline is extended until the close of business on the 10th day following the date notice was given.

         The following table sets forth certain information as of April 15, 2003, with respect to each person to be nominated on behalf of the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.

                                                                                                     Year First
                                                                                                      Became a
Name and Age                          Principal Occupation                                            Director
------------                          --------------------                                           ----------
Al A. Gonsoulin, 60                   Chairman of the Board of PHI(1)                                    2001
Lance F. Bospflug, 48                 President and Chief Executive Officer of PHI(2)                    2001
Arthur J. Breault, Jr., 63            Tax lawyer and consultant(3)                                       1999
C. Russell Luigs, 70                  Retired Chairman of Global Marine, Inc.(4)                         2002
Richard H. Matzke, 66                 Retired Vice Chairman of ChevronTexaco, Inc.(5)                    2002
Thomas H. Murphy, 48                  Member, Murco Oil & Gas, LLC                                       1999
                                      (oil & gas production and investments)(6)

----------

(1) For more than five years, until December 31, 2001, Mr. Gonsoulin was President of the Sea Mar division of Nabors Industries.

(2) Mr. Bospflug joined PHI in September 2000 as President and was appointed Chief Executive Officer in August 2001. Before joining PHI he was Chief Financial Officer and, from 1999 to 2000, Chief Executive Officer, of T.L. James & Company, Inc., a diversified construction, marine dredging and timber company.

(3) For more than 16 years until 1997, when he retired, Mr. Breault was a partner in Deloitte & Touche LLP, concentrating in tax matters.

(4) Mr. Luigs was Chief Executive Officer for Global Marine, Inc. from the time he joined the company in 1977 until his retirement in 1998. He continued as a director of Global Marine, Inc. following his retirement, and was then a director of GlobalSanta Fe, Inc.

(5) Mr. R. H. Matzke retired from ChevronTexaco, Inc. in February 2002 as Vice Chairman completing 40 years of service. He is a director of LUKOIL, OAO, and IHC/Caland NV.

(6) For more than five years before 1998, Mr. Murphy was President of Murco Drilling Corporation, a U.S. onshore oil and gas drilling contractor.

                                   ----------

         During the year ended December 31, 2002, the Board held four meetings. Each incumbent director attended at least 75% of the aggregate number of Board and Committee meetings of which he was a member.

         The Board has an Audit Committee, the current members of which are Messrs. Arthur J. Breault, C. Russell Luigs, Richard H. Matzke and Thomas H. Murphy (Chairman). This committee, which held five meetings during 2002, is responsible for performing the responsibilities described in the Audit Committee Charter. The Board also has a Compensation Committee, the current members of which are Messrs. Arthur J. Breault (Chairman), C. Russell Luigs, Richard H. Matzke and Thomas H. Murphy. This committee, which met twice during 2002, is responsible for determining the compensation of officers and key employees and administering PHI's incentive compensation plans. The Board does not have a nominating committee.

         Each director, other than Mr. Bospflug and Mr. Gonsoulin, receives an annual fee of $30,000 and a fee of $3,000 for each Board or Committee meeting he or she attends in person and $1,000 for attendance by phone. Committee Chairmen receive an additional $1,000 per meeting fee.

               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the beneficial ownership of each class of outstanding PHI equity securities as of April 15, 2003 by (a) each director and nominee for director of PHI, (b) each executive officer identified under the heading "Executive Compensation and Certain Transactions - Summary of Executive Compensation" ("Named Executive Officers") and (c) all directors and executive officers of PHI as a group, determined in accordance with Rule 13d-3 of the Securities & Exchange Commission ("SEC"). Unless otherwise indicated, the securities shown are held with sole voting and investment power.

                                                       Class of PHI                   Number of      Percent of
Beneficial Owner                                       Common Stock                   Shares(1)         Class
----------------                                       ------------                   ---------      ----------
DIRECTORS AND NOMINEES

Al A. Gonsoulin                                        Voting                          1,482,266          52.0
                                                       Non-Voting                              0             *

Lance F. Bospflug                                      Voting                                  0             *
                                                       Non-Voting                        170,000           5.6

Arthur J. Breault, Jr.                                 Voting                                  0             *
                                                       Non-Voting                          4,657             *

C. Russell Luigs                                       Voting                             10,000             *
                                                       Non-Voting                         10,000             *

Richard H. Matzke                                      Voting                                  0             *
                                                       Non-Voting                              0             *

Thomas H. Murphy                                       Voting                              4,100             *
                                                       Non-Voting                          4,757             *

                                                       Class of PHI                   Number of      Percent of
Beneficial Owner                                       Common Stock                   Shares(1)         Class
----------------                                       ------------                   ---------      ----------
NAMED EXECUTIVE OFFICERS(2)

William P. Sorenson                                    Voting                                  0             *
                                                       Non-Voting                         10,000             *

Michael J. McCann                                      Voting                                  0             *
                                                       Non-Voting                         25,000             *

Richard A. Rovinelli                                   Voting                                  0             *
                                                       Non-Voting                         12,500             *

ALL DIRECTORS AND EXECUTIVE                            Voting                          1,496,366          52.5
OFFICERS AS A GROUP (13 PERSONS)                       Non-Voting                        236,914           9.4

----------

* Less than one percent.

(1) Includes shares of non-voting stock issuable upon exercise of stock options as follows: Mr. Bospflug - 150,000 shares; Mr. Sorenson - 10,000 shares; Mr. McCann - 25,000 shares; Mr. Rovinelli - 12,500 shares; and all directors and executive officers as a group, approximately 217,500 shares. Shares subject to options currently exercisable by a person are deemed to be outstanding for purposes of computing the percent of class owned by such person and by all directors and executive officers as a group.

(2) Information on Mr. Gonsoulin's and Mr. Bospflug's ownership is included under "Directors and Nominees" above.

                                   ----------

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To PHI's knowledge, the only beneficial owners as of April 15, 2003, of more than 5% of the outstanding Voting Stock, determined in accordance with Rule 13d-3 of the SEC, were (i) Al A. Gonsoulin, 2001 SE Evangeline Thruway, Lafayette, Louisiana, whose beneficial ownership is shown under the heading "Stock Ownership of Directors and Executive Officers," (ii) Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin, which, according to a Schedule 13G filed by that firm with the SEC, beneficially owns 267,110 shares, or 9.4%, (iii) FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which, according to a Schedule 13G filed by that firm, beneficially owns 218,200 shares, or 9.2%, (iv) Woodbourne Partners, 200 N. Broadway, Suite 825, St. Louis, Missouri, which, according to a Schedule 13D filed by that firm, beneficially owns 224,700 shares or 7.9%, and (v) St. Denis
J. Villere & Company, 210 Baronne St., Suite 808, New Orleans, Louisiana, which, according to a Schedule 13G filed by that firm, beneficially owns 158,200 shares, or 5.5%.

                 EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

SUMMARY OF EXECUTIVE COMPENSATION

         The following table summarizes, for the past three years, the compensation of PHI's Chief Executive Officer and of certain other executive officers of PHI whose annual compensation for 2002 exceeded $100,000.

                                                                                       Securities
   Name and Principal                                              Restricted Stock    Underlying         All Other
        Position              Year         Salary$       Bonus$       Awards$(3)        Options#      Compensation$(4)(5)
   ------------------         ----         -------       ------    ----------------    ----------     -------------------
Al A. Gonsoulin(1)             2002        375,000             0                0               0                  484
Chairman                       2001              0             0                0               0                    0
                               2000              0             0                0               0                    0

Lance F. Bospflug(2)           2002        275,000       390,000                0               0               35,828
President and                  2001        275,000             0                0               0               13,757
Chief Executive Officer        2000         80,335             0          221,250         150,000               31,720

William P. Sorenson            2002        150,000        90,000                0               0               17,269
Director of Marketing          2001        150,000             0                0               0                9,451
and Planning                   2000        150,000             0                0               0                9,484

Michael J. McCann(6)           2002        175,000        90,000                0               0               16,692
Chief Financial                2001        175,000             0                0               0                9,999
Officer,  Secretary and        2000        175,000             0                0               0               10,093
Treasurer

Richard A. Rovinelli(7)        2002        150,000        90,000                0               0               12,268
Chief Administrative           2001        150,000             0                0               0                7,230
Officer and Director of        2000        150,000             0                0               0                9,120
Human Resources

(1) Mr. Gonsoulin became Chairman of the Board of PHI in September, 2001.

(2) Mr. Bospflug joined PHI in September, 2000 as President and became its Chief Executive Officer in August, 2001.

(3) Based on the closing price of PHI's Common Stock on the date of award.

(4) Amounts shown include the following: Mr. Bospflug - 2000 amounts include relocation expense reimbursement of $7,911 and a non-accountable relocation allowance of $20,000; Mr. Rovinelli - includes a housing subsidy/relocation allowance of $5,000 in 2001. For 2002 the amounts shown include purchase of unused vacation time of $6,697 for Mr. Bospflug; $7,817 for Mr. Sorenson; $5,023 for Mr. McCann; and $4,413 for Mr. Rovinelli.

(5) For each year, includes the aggregate value of matching Company contributions and allocations to the Company's 401(k) plan, and the value of term life insurance coverage provided. During 2002 matching contributions and allocations to the Company's 401(k) plan were credited to the accounts of: Mr. Gonsoulin - $12,000; Mr. Bospflug - $12,000; Mr. Sorenson - $8,119; Mr. McCann - $9,226; and Mr. Rovinelli - $7,015. Also during 2002 the value of term life insurance premiums paid or reimbursed by the Company was: Mr. Gonsoulin - $1,849; Mr. Bospflug - $ 15,985; Mr. Sorenson - $364; Mr. McCann - $837; and Mr. Rovinelli - $364. For Mr. Bospflug, the insurance reimbursement included a cash payment sufficient to pay taxes on the insurance premium reimbursement.

                                   ----------

OPTION EXERCISES AND HOLDINGS

         The following table contains information with respect to the Named Executive Officers concerning options exercised in 2002 and unexercised options held as of December 31, 2002. All options held are exercisable. No options were granted to any of them in 2002.

                                                                            Number of Securities         Value of
                                Shares Acquired                            Underlying Unexercised   Unexercised In-the-
Name                              on Exercise          Value Realized             Options             Money Options(1)
----                            ---------------        --------------      ----------------------   -------------------
Al A. Gonsoulin                               0                     0                          0                     0

Lance F. Bospflug                             0                     0                    150,000            $2,839,500

William P. Sorenson                       4,375               $37,105                     10,000            $  172,400

Michael J. McCann                             0                     0                     25,000            $  378,500

Richard A. Rovinelli                          0                     0                     12,500            $  215,500

(1) Reflects the difference between the $29.99 closing price of the Common Stock on December 31, 2002, and the respective exercise prices of the options.

                                   ----------

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         PHI maintains a supplemental executive retirement plan ("SERP") to supplement the retirement benefits otherwise available to PHI's officers and certain key employees pursuant to its 401(k) Retirement Plan. The SERP provides an annual benefit, generally equivalent to 33 1/3% of each such participant's salary at the date she or he became a participant, up to $200,000 of salary, plus 50% of such salary in excess of $200,000, for a period of 15 years following retirement at age 65 or older. There is a reduced benefit provided for an individual that retires between the ages of 60 and 64 inclusive if other requirements have been fulfilled. Similar benefits are also provided upon death or disability of the participant. The estimated annual benefits payable upon retirement at normal retirement age for Messrs. Bospflug, Sorenson, McCann and Rovinelli are $104,166, $30,400, $58,200, and $40,000, respectively. Mr.
Gonsoulin is not a participant in the SERP.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Compensation Committee consists of Arthur J. Breault, Jr., C. Russell Luigs, Richard H. Matzke and Thomas H. Murphy. No member of the Compensation Committee was ever an officer or employee of PHI or any of its subsidiaries.

THE COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

         GENERAL. The functions of the Compensation Committee are to determine compensation and benefits of officers and key employees and to administer PHI's incentive compensation plans. The Compensation Committee is composed entirely of Board members who are not employees of PHI. The Compensation Committee has retained an outside consultant from time to time to assist it in obtaining relevant information on pay practices at comparable organizations and to assist it in developing compensation programs that are consistent with the Committee's compensation philosophy and objectives.

         The Compensation Committee's overall policy regarding executive compensation is to ensure PHI's compensation programs will provide competitive salary levels and short-term and long-term incentives in order to attract and retain individuals of high quality and ability, promote individual recognition for favorable performance by PHI and support the short and long range business objectives and strategies of PHI.

         Under the Omnibus Budget Reconciliation Act ("OBRA"), publicly-held companies may be prohibited from deducting as an expense for federal income tax purposes total compensation in excess of $1 million paid to certain executive officers in a single year. However, OBRA provides an exception for "performance based" compensation, including stock options and restricted stock awards. The Compensation Committee expects to keep "non-performance based" compensation within the $1 million limit so that all executive compensation will be fully deductible.

         PHI's executive compensation currently consists of two principal components: salary and annual incentive payments.

         SALARY AND ANNUAL INCENTIVE PAYMENTS. Salaries for officers other than the Chairman of the Board and the Chief Executive Officer were established in 1999 with the aid of an outside consultant.

         No annual incentive awards were made in 2000 and 2001. In May 2002, the Compensation Committee, in recognition of the Company's performance and having achieved certain critical goals in the first part of 2002, authorized a bonus pool of $1,200,000 and authorized the Chairman of the Board to determine recipients and amounts of bonuses to be paid. Also in 2002, the Compensation Committee began a study, with the assistance of an outside consultant, of the Company's compensation practices, looking toward adopting a comprehensive compensation program for executives in 2003. Pending the conclusion of that study and the adoption of a program, in March, 2003 the Committee authorized a bonus pool of from 3% to 5% of PHI's pre-tax earnings in 2002, the precise amount to be determined by the Chairman of the Board, and authorized the Chairman to make individual payments in his discretion.

         CHIEF EXECUTIVE OFFICER COMPENSATION. In September, 2000 Lance Bospflug was employed as President, and on August 17, 2001, he was named Chief Executive Officer at no increase in compensation. The terms of his employment letter require an annual performance and salary review, but no such review has yet been conducted by the Compensation Committee or the Board. The bonus award paid in 2002 was determined by the Chairman of the Board as authorized by the Compensation Committee.

         The Compensation Committee believes that the compensation of the Chief Executive Officer and other executive officers is competitive with or below comparable companies.

By the Members of the Compensation Committee.

                  Arthur J. Breault, Jr.
                  C. Russell Luigs
                  Richard H. Matzke
                  Thomas H. Murphy

CERTAIN TRANSACTIONS

         In 2002, the Company leased a fixed wing aircraft from Al A. Gonsoulin, Chairman of the Board, for total lease payments of $386,000. In the latter part of 2002, the Company purchased the aircraft from Mr. Gonsoulin for $695,000.

PERFORMANCE GRAPH

         The following Performance Graph compares PHI's cumulative total stockholder return on its Voting Stock for the last five years with the cumulative total return on the Russell 2000 Index and the Howard, Weil/Bloomberg Oilfield Services Index ("HWB Index"), assuming the investment of $100 on January 1, 1998, at closing prices on December 31, 1997, and reinvestment of dividends. The Russell 2000 Index consists of a broad range of publicly-traded companies with smaller market capitalizations and is published daily in the Wall Street Journal. The HWB Index consists of 34 publicly-held companies in the oil field service industry and is published by Howard, Weil, Labouisse, Friedrichs, Inc.

                               (PERFORMANCE GRAPH)

CUMULATIVE TOTAL RETURNS AS OF DECEMBER 31.

INDEX                            1997               1998        1999        2000        2001        2002
-----                            ----               ----        ----        ----        ----        ----
PHI                              100.0              78.22       42.85       54.86       86.35      131.79
Russell 2000                     100.0              97.20      116.24      111.22      112.36       88.11
HWB Index                        100.0              75.45      109.30      163.65      127.22       75.94

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors of PHI is composed of non-employee directors. The Board has made a determination that the members of the Audit Committee satisfy the requirements of NASDAQ as to independence, financial literacy and experience. This is a report of the Committee's activities relating to 2002.

         The Audit Committee reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of statements on Auditing Standards, AU Section 380). The Committee also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors the independent auditor's independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

         In accordance with the rules of the SEC, the foregoing information is not deemed to be "soliciting material," or to be "filed" with the SEC or subject to its Regulation 14A, other than as provided in that Regulation, or to be subject to the liabilities of section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                       Thomas H. Murphy, Chairman
                                       Arthur J. Breault, Jr.
                                       C. Russell Luigs
                                       Richard F. Matzke

                          RELATIONSHIP WITH INDEPENDENT
                               PUBLIC ACCOUNTANTS

         PHI's consolidated financial statements for 2002 were audited by the firm of Deloitte & Touche LLP, which will remain as PHI's auditors until replaced by the Audit Committee. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

         Deloitte & Touche LLP performed both audit and non-audit services for PHI during 2002. The fees for those services are as follows.

AUDIT FEES. The aggregate fees, including expense reimbursement, billed by Deloitte & Touche LLP for professional services rendered for the audit of PHI's consolidated financial statements for 2002 and the review of PHI's quarterly financial statements during 2002, were $215,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees, including expense reimbursement, billed by Deloitte & Touche LLP for services related to financial information systems design and implementation during 2002, were $3,568,000.

ALL OTHER FEES. The aggregate fees, including expense reimbursement, billed by Deloitte & Touche LLP for services rendered to PHI, other than the services described above, during 2002, were $185,000, consisting of tax consulting and tax preparation ($57,000), audit related fees ($109,000), and other non-audit fees ($19,000).

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP.


                                  OTHER MATTERS

QUORUM AND VOTING

         The presence, in person or by proxy, of a majority of the outstanding shares of Voting Stock is necessary to constitute a quorum. Stockholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be determined by plurality vote.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, that are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner has the discretion to vote the beneficial owner's shares with respect to the election of directors. Shares as to which a broker or nominee does not vote on a matter are referred to as broker non-votes on that matter. Broker non-votes will be counted as not present at the Meeting except with respect to the convening of the Meeting and the election of directors.

         The Board does not know of any matters to be presented at the Meeting other than those described herein.

STOCKHOLDER PROPOSALS

         Eligible stockholders who desire to present a proposal qualified for inclusion in the proxy or information materials relating to the 2004 annual meeting of stockholders must forward such proposal to the Secretary of PHI at the address set forth on the first page of this Information Statement in time to arrive at PHI before December 15, 2003.

         The Company's bylaws state that for any business to be properly brought before the annual meeting, notice of the proposal must be received by the Company no later than the close of business on the 60th day nor earlier than the close of business on the 90th day before the first anniversary of the preceding year's annual meeting; in case of the 2004 annual meeting, this provision will require notice between February 10, 2004 and March 11, 2004. If, however, the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day before such annual meeting and not later than the close of business on the later of the 60th day before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

         This notice must set forth (a) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.



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

                                       By Order of the Board of Directors


                                       By: /s/ Michael J. McCann
                                           -------------------------------------
                                           Michael J. McCann
                                           Secretary
Lafayette, Louisiana
April 25, 2003



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